Rule 497(e)
File Nos. 333-145655; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SEPARATE ACCOUNT ELEVEN

333-145655    HV-3739 - Group Variable Annuity Contracts
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Supplement dated August 16, 2023 to your Prospectus dated May 1, 2023
This Supplement dated August 16, 2023 amends certain information contained in the Prospectus dated May 1, 2023.
Appendix A – Underlying Funds
Effective immediately, the Current Expenses for the below-listed funds shown in the Appendix A – Underlying Funds section of the Prospectus dated May 1, 2023 are updated as follows.
All other information contained in the Appendix A – Underlying Funds section of the Prospectus dated May 1, 2023 remains unchanged.
FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 YEAR	5 YEAR (or since inception)	10 YEAR (or since inception)
US Insurance Allocation--50% to 70% Equity	American Century VP Balanced Fund - Class I* Adviser: American Century Investment Management Inc Subadviser: N/A	0.77%	-17.27%	4.43%	6.64%
US Insurance Foreign Large Growth	American Century VP International Fund - Class I* Adviser: American Century Investment Management Inc Subadviser: N/A	1.09%	-24.75%	2.32%	4.95%
US Insurance Large Growth	American Century VP Ultra Fund - Class I* Adviser: American Century Investment Management Inc Subadviser: N/A	0.75%	-32.38%	11.10%	14.12%
* This Fund’s Current Expenses reflect a temporary fee reduction.

This Supplement must be accompanied by and read in conjunction with the current Prospectus dated May 1, 2023. Please read this Supplement carefully and retain it for future reference.

2023-PROSUPP-17-HV3739